UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 13, 2009

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Coastal Banking Company, Inc.

 (Exact name of registrant as specified in its charter)

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South Carolina	000-28333	58-2455445
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

36 Sea Island Parkway, Beaufort, South Carolina 29902

(Address of Principal Executive Office) (Zip Code)

(843) 522-1228

 (Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events

On February 13, 2009, Coastal Banking Company, Inc. announced that its Board of Directors declared a quarterly dividend on its Fixed Rate Cumulative Perpetual Preferred Stock, Series A, issued pursuant to the TARP Capital Purchase Program.  The $97,736.11 quarterly cash dividend was payable on February 15, 2009 to the sole holder of record, the U.S. Department of the Treasury.  A copy of the press release is attached as an exhibit to this report.

Item 9.01

Financial Statements and Exhibits

(c)   Exhibits

No.	Description
99.1	Press Release issued by Coastal Banking Company, Inc. on February 13, 2009.

The information furnished in the attached press release shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COASTAL BANKING COMPANY, INC.

By:	/s/ PAUL R. GARRIGUES
Paul R. Garrigues Chief Financial Officer

Date:  February 17, 2009

EXHIBIT INDEX

No.	Description
99.1	Press Release issued by Coastal Banking Company, Inc. on February 13, 2009.